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                                                                     Exhibit (g)



                               CUSTODIAN CONTRACT
                                     Between
                   EACH OF THE PARTIES INDICATED ON APPENDIX A
                                       and
                       STATE STREET BANK AND TRUST COMPANY



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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

1.   Employment of Custodian and Property to be Held
     By It.....................................................................1

2.   Duties of the Custodian with Respect to Property
     of the Fund Held by the Custodian in the United
     States....................................................................2

     2.1       Holding Securities..............................................2
     2.2       Delivery of Securities..........................................3
     2.3       Registration of Securities......................................8
     2.4       Bank Accounts...................................................8
     2.5       Availability of Federal Funds...................................9
     2.6       Collection of Income............................................9
     2.7       Payment of Fund Monies.........................................10
     Z.8       Liability for Payment in Advance of
               Receipt of Securities Purchased................................13
     2.9       Appointment of Agents..........................................14
     2.10      Deposit of Securities in Securities System.....................14
     2.10A     Fund Assets Held in the Custodian's
               Direct Paper System............................................17
     2.11      Segregated Account.............................................19
     2.12      Ownership Certificates for Tax Purposes........................20
     2.13      Proxies........................................................20
     2.14      Communication Relating to Fund Portfolio Securities............20
     2.15      Reports to Fund by Independent Public Accountants..............21

3.   Duties of the Custodian with Respect to Property
     of the Fund Held Outside of the United States............................22

     3.1       Appointment of foreign Sub-Custodians .........................22
     3.2       Assets to be Held..............................................22
     3.3       Foreign Securities Depositories................................23
     3.4       Segregation of Securities .....................................23
     3.5       Agreements with Foreign Banking Institution;...................24
     3.6       Access of Independent Accountants of the Fund..................24
     3.7       Reports by Custodian...........................................25
     3:8       Transactions in Foreign Custody Account........................25
     3.9       Liability of Foreign Sub-Custodians............................26
     3.10      Liability of Custodian.........................................27
     3.11      Reimbursement for Advances.....................................28
     3.12      Monitoring Responsibilities....................................28


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     3.13      Branches of U.S. Banks.........................................29

4.   Payments for Repurchases or Redemptions and Sales
     of Shares of the Fund....................................................29

5.   Proper Instructions......................................................30

6.   Actions Permitted Without Express Authority..............................31

7.   Evidence of Authority....................................................32

8.   Duties of Custodian with Respect to the Books of
     Account and Calculations of Net Asset Value and Net Income...............32

9.   Records..................................................................33

10.  Opinion of Fund's Independent Accountant.................................34

11.  Compensation of Custodian................................................34

12.  Responsibility of Custodian..............................................34

13.  Effective Period, Termination and Amendment..............................36

14.  Successor Custodian......................................................38

15.  Interpretive and Additional Provisions...................................39

16.  Massachusetts Law to Apply...............................................40

17.  Prior Contracts..........................................................40

18.  Notices..................................................................40

19.  The Parties..............................................................40




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                               CUSTODIAN CONTRACT

     This Contract between State Street Bank and Trust Company, a Massachusetts trust company, having its principal place of business at 225 Franklin Street, Boston, Massachusetts, O2110, hereinafter called the "Custodian" and each Fund listed on Appendix A which evidences its agreement to be bound hereby by executing a copy of this Contract (each such fund individually hereinafter referred to as the "Fund").

     WITNESSETH: That in consideration of the mutual covenants and agreements hereinafter contained, the parties hereto agree as follows:

1. Employment of Custodian and Property to be Held by It

     The Fund hereby employs the Custodian as the custodian of its assets, including securities it desires to be held in places within the United States ("domestic securities") and securities it desires to be held outside the United States ("foreign securities") pursuant to the provisions of the Fund Agreement. The Fund agrees to deliver to the Custodian all securities and cash owned by it, and all payments of income, payments of principal or capital distributions received by it with respect to all securities owned by the Fund from time to time, and the cash consideration received by it for such new or treasury shares of benefitial interest ("Shares"), of the Fund as may be issued or sold from time to time. The Custodian shall not be responsible for any property of the Fund held or received by the Fund and not delivered to the Custodian.


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     Upon receipt of "Proper Instructions" (within the meaning of Article 5), the Custodian shall from time to time employ one or more sub-custodians located in the United States, but only in accordance with an applicable vote by the Board of Directors of the Fund, and provided that the Custodian shall have no more or less responsibility or liability to the Fund on account of any actions or omissions of any sub-custodian so employed than any such sub-custodian has to the Custodian. The Custodian may employ as sub-custodians for the Fund's securities and other assets the foreign banking institutions and foreign securities depositories designated in Schedule "A" hereto but only in accordance with the provisions of Article 3.

2. Duties of the Custodian with Respect to Property of the Fund Held By the Custodian in the United States

2.1 Holding Securities. The Custodian shall hold and physically segregate for the account of the Fund all non-cash property, to be held by it in the United States, including all domestic securities owned by the Fund, other than (a) securities which are maintained pursuant to Section 2.10 in a clearing agency which acts as a securities depository or in a book-entry system authorized by the U.S. Department of the Treasury, collectively referred to herein as "Securities System" and (b) commercial paper of an issuer for which State Street Bank and Trust Company acts as issuing and paying agent ("Direct Paper") which is deposited and/or maintained in the Direct Paper System of the Custodian



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     pursuant to Section 2.10A. The Custodian shall disclose the Securities
     System in use at the time that this Contract is executed and shall disclose from time to time at the Fund's request any changes thereto.

2.2 Delivery of Securities. The Custodian shall promptly release and deliver domestic securities owned by the Fund held by the Custodian or in a Securities System account of the Custodian or in the Custodian's Direct Paper book-entry system account ("Direct Paper System Account") only upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

     1) Upon sale of such securities for the account of the Fund and receipt of payment therefor;

     2) Upon the receipt of payment in connection with any repurchase agreement related to such securities entered into by the Fund;

     3) In the case of a sale effected through a Securities System, in accordance with the provisions of Section 2.10 hereof;

     4) To the depository agent in connection with tender or other similar offers for portfolio securities of the Fund;

     5) To the issuer thereof or its agent when such securities are called, redeemed, retired or otherwise become payable; provided that, in



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          any such case, the cash or other consideration is to be delivered to the Custodian;

     6) To the issuer thereof, or its agent, for transfer into the name of the Fund or into the name of any nominee or nominees of the Custodian or into the name or nominee name of any agent appointed pursuant to
          Section 2.9 or into the name or nominee name of any sub-custodian appointed pursuant to Article 1; or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units; provided that, in any such case, the new securities are to be delivered to the Custodian;

     7) Upon the sale of such securities for the account of the Fund, to the broker or its clearing agent, against a receipt, for examination in accordance with "street delivery" custom; provided that in any such case, the Custodian shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Custodian's own negligence or willful misconduct;

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     8)   For exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement; provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

     9) In the case of warrants, rights or similar securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities; provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

     10) For delivery in connection with any loans of securities made by the Fund, but only against receipt of adequate collateral as agreed upon from time to time by the Custodian and the Fund, which may be in the form of cash or obligations issued by the United States government, its agencies or instrumentalities, except that in connection with any loans for which collateral is to be credited to the

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          Custodian's account in the book-entry system authorized by the U.S.
          Department of the Treasury, the Custodian will not be held liable or responsible for the delivery of securities owned by the Fund prior to the receipt of such collateral;

     11) For delivery as security in connection with any borrowings by the Fund requiring a pledge of assets by the Fund, but only against receipt of amounts borrowed;

     12) For delivery in accordance with the provisions of any agreement among the Fund, the Custodian and a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of The National Association of Securities Dealers, Inc. ("NASD"), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange, or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Fund;

     13) For delivery in accordance with the provisions of any agreement among the Fund, the Custodian, and a Futures Commission Merchant registered under the Commodity Exchange Act, relating to compliance with the rules of the

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          Commodity Futures Trading Commission and/or any Contract Market, or
          any similar organization or organizations, regarding account deposits in connection with transactions by the Fund;

     14) Upon receipt of instructions from the transfer agent ("Transfer Agent") for the Fund, for delivery to such Transfer Agent or to the holders of shares in connection with distributions in kind, as may be described from time to time in the Fund's currently effective prospectus and statement of additional information ("prospectus"), in satisfaction of requests by holders of Shares for repurchase or redemption; and

     15) For any other proper corporate purpose, but only upon receipt of, in addition to Proper Instructions, a certified copy of a resolution of the Board of Directors or of the Executive Committee signed by an officer of the Fund and certified by the Secretary or an Assistant Secretary, specifying the securities to be delivered, setting forth the purpose for which such delivery is to be made, declaring such purpose to be a proper corporate purpose, and naming the person or persons to whom delivery of such securities shall be made.

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2.3  Registration of Securities. Domestic securities held by the Custodian
     (other than bearer securities) shall be registered in the name of the Fund or in the name of any nominee of the Fund or of any nominee of the Custodian which nominee shall be assigned exclusively to the Fund, unless the Fund has authorized in writing the appointment of a nominee to be used in common with other registered investment companies having the same investment adviser as the Fund, or in the name or nominee name of any agent appointed pursuant to Section 2.9 or in the name or nominee name of any sub-custodian appointed pursuant to Article 1. All securities accepted by the Custodian on behalf of the Fund under the terms of this Contract shall be in "street name" or other good delivery form. If, however, the Fund directs the Custodian to maintain securities in "street name", the Custodian shall utilize its best efforts only to timely collect income due the Fund on such securities and to notify the Fund on a best efforts basis only of relevant corporate actions including, without limitation, pendency of calls, maturities, tender or exchange offers.

2.4 Bank Accounts. The Custodian shall open and maintain a separate bank account or accounts in the United States in the name of the Fund, subject only to draft or order by the Custodian acting pursuant to the terms of this Contract, and shall hold in such account or accounts, subject to the provisions hereof, all cash received by it

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     from or for the account of the Fund, other than cash maintained by the Fund in a bank account established and used in accordance with Rule 17f-3 under the Investment Company Act of 1940. Funds held by the Custodian for the Fund may be deposited by it to its credit as Custodian in the Banking Department of the Custodian or in such other banks or trust companies as it may in its discretion deem necessary or desirable; provided, however, that every such bank or trust company shall be qualified to act as a custodian under the Investment Company Act of 1940 and that each such bank or trust company and the funds to be deposited with each such bank or trust company shall be approved by vote of a majority of the Board of Directors of the Fund. Such funds shall be deposited by the Custodian in its capacity as Custodian and shall be withdrawable by the Custodian only in that capacity.

2.5 Availability of Federal Funds. Upon mutual agreement between the Fund and the Custodian, the Custodian shall, upon the receipt of Proper Instructions, make federal funds available to the Fund as of specified times agreed upon from time to time by the Fund and the Custodian in the amount of checks received in payment for Shares of the Fund which are deposited into the Fund's account.

2.6 Collection of Income. Subject to the provisions of Section 2.3, the Custodian shall collect on a timely basis all income and other payments with respect to United States registered securities held hereunder to

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     which the Fund shall be entitled either by law or pursuant to custom in the securities business, and shall collect on a timely basis all income and other payments with respect to United States bearer securities if, on the date of payment by the issuer, such securities are held by the Custodian or its agent thereof and shall credit such income, as collected, to the Fund's custodian account. Without limiting the generality of the foregoing, the Custodian shall detach and present for payment all coupons and other income items requiring presentation as and when they become due and shall collect interest when due on securities held hereunder. Income due the Fund on United States securities loaned pursuant to the provisions of Section 2.2
     (10) shall be the responsibility of the Fund. The Custodian will have no duty or responsibility in connection therewith, other than to provide the Fund with such information or data as may be necessary to assist the Fund in arranging for the timely delivery to the Custodian of the income to which the Fund is properly entitled.

2.7 Payment of Fund Monies. Upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall pay out monies of the Fund in the following cases only:

     1) Upon the purchase of domestic securities, options, futures contracts or options on futures contracts for the account of the Fund



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          but only (a) against the delivery of such securities, or evidence of title to such options, futures contracts or options on futures contracts, to the Custodian (or any bank, banking firm or trust company doing business in the United States or abroad which is qualified under the Investment Company Act of 1940, as amended, to act as a custodian and has been designated by the Custodian as its agent for this purpose) registered in the name of the Fund or in the name of a nominee of the Custodian referred to in Section 2.3 hereof or in proper form for transfer; (b) in the case of a purchase effected through a Securities System, in accordance with the conditions set forth in Section 2.10 hereof; (c) in the case of a purchase involving the Direct Paper System, in accordance with the conditions set forth in Section 2.10A; (d) in the case of repurchase agreements entered into between the Fund and the Custodian, or another bank, or a broker-dealer which is a member of NASD,

     (i) against delivery of the securities either in certificate form or through an entry crediting the Custodian's account at the Federal Reserve Bank with such securities or



                                       11
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     (ii) against delivery of the receipt evidencing purchase by the Fund of securities owned by the Custodian along with written evidence of the agreement by the Custodian to repurchase such securities from the Fund or (e) for transfer to a time deposit account of the Fund in any bank, whether domestic or foreign; such transfer may be effected prior to receipt of a confirmation from a broker and/or the applicable bank pursuant to Proper Instructions from the Fund as defined in Article 5;

     2) In connection with conversion, exchange or surrender of securities owned by the Fund as set forth in Section 2.2 hereof;

     3) For the redemption or repurchase of Shares issued by the Fund as set forth in Article 4 hereof;

     4) For the payment of any expense or liability incurred by the Fund, including but not limited to the following payments for the account of the Fund: interest, taxes, management, accounting, transfer agent and legal fees, and operating expenses of the Fund whether or not such expenses are to be in whole or part capitalized or treated as deferred expenses;



                                       12
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     5)   For the payment of any dividends declared pursuant to the governing documents of the Fund;

     6) For payment of the amount of dividends received in respect of securities sold short;

     7) For any other proper purpose, but only upon receipt of, in addition to Proper Instructions, a certified copy of a resolution of the Board of Directors or of the Executive Committee of the Fund signed by an officer of the Fund and certified by its Secretary or an Assistant Secretary, specifying the amount of such payment, setting forth the purpose for which such payment is to be made, declaring such purpose to be a proper purpose, and naming the person or persons to whom such payment is to be made.

2.8 Liability for Payment in Advance of Receipt of Securities Purchased. Except as specifically stated otherwise in this Contract, in any and every case where payment for purchase of domestic securities for the account of the Fund is made by the Custodian in advance of receipt of the securities purchased in the absence of specific written instructions from the Fund to so pay in advance, the Custodian shall be absolutely liable to the Fund for such securities to the same extent as if the securities had been received by the Custodian.



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


2.9 Appointment of Agents. The Custodian may at any time or times in its discretion appoint (and may at any time remove) any other bank or trust company which is itself qualified under the Investment Company Act of 1940, as amended, to act as a custodian, as its agent to carry out such of the provisions of this Article 2 as the Custodian may from time to time direct; provided, however, that the appointment of any agent shall not relieve the Custodian of its responsibilities or liabilities hereunder.

2.10 Deposit of Securities in Securities Systems. The Custodian may deposit and/or maintain domestic securities owned by the Fund in a clearing agency registered with the Securities and Exchange Commission under Section 17A of the Securities Exchange Act of 1934, which acts as a securities depository, or in the book-entry system authorized by the U.S. Department of the Treasury and certain federal agencies, collectively referred to herein as "Securities System" in accordance with applicable Federal Reserve Board and Securities and Exchange Commission rules and regulations, if any, and subject to the following provisions:

     1) The Custodian may keep domestic securities of the Fund in a Securities System provided that such securities are represented in an account ("Account") of the Custodian in the Securities System which shall not include any assets of the Custodian other than assets held as a fiduciary, custodian or otherwise for customers;

     2) The records of the Custodian with respect to domestic securities of the Fund which are maintained in a Securities System shall identify by book-entry those securities belonging to the Fund;

     3) The Custodian shall pay for domestic securities purchased for the account of the Fund upon (i) receipt of advice from the Securities System that such securities have been transferred to the Account, and
          (ii) the making of an entry on the records of the Custodian to reflect such payment and transfer for the account of the Fund. The Custodian shall transfer domestic securities sold for the account of the Fund upon (i) receipt of advice from the Securities System that payment for such securities has been transferred to the Account, and (ii) the making of an entry on the records of the Custodian to reflect such transfer and payment for the account of the Fund. Copies of all advices from the Securities System of transfers of domestic securities for the account of the Fund shall identify the Fund, be maintained for the Fund by the Custodian and be provided to the Fund at its request. Upon request, the Custodian shall furnish the Fund confirmation of each transfer to or from the account of the Fund in the form of a written advice or notice and shall furnish to the Fund copies of daily transaction sheets reflecting each day's transactions in the Securities System for the account of the Fund.

     4) The Custodian shall provide the Fund with any report obtained by the Custodian on the Securities System's accounting system, internal accounting control and procedures for safeguarding domestic securities deposited in the Securities System;

     5) The Custodian shall have received the initial or annual certificate, as the case may be, required by Article 13 hereof;

     6) Anything to the contrary in this Contract notwithstanding, the Custodian shall be liable to the Fund for any loss or damage to the Fund resulting from use of the Securities System by reason of any negligence, misfeasance or misconduct of the Custodian or any of its agents or of any of its or their employees or from failure of the Custodian or any such agent to enforce effectively such rights as it may have against the Securities System; at the election of the Fund, it shall be entitled to be subrogated to the rights of the Custodian with respect to any claim against the Securities

          System or any other person which the Custodian may have as a consequence of any such loss or damage if and to the extent that the Fund has not been made whole for any such loss or damage.

2.10A Fund Assets Held in the Custodian's Direct Paper System. The Custodian may deposit and/or maintain securities owned by the Fund in the Direct Paper System of the Custodian subject to the following provisions:

     1) No transaction relating to securities in the Direct Paper System will be effected in the absence of Proper Instructions;

     2) The Custodian may keep securities of the Fund in the Direct Paper System only if such securities are represented in an account ("Account") of the Custodian in the Direct Paper System which shall not include any assets of the Custodian other than assets held as a fiduciary, custodian or otherwise for customers;

     3) The records of the Custodian with respect to securities of the Fund which are maintained in the Direct Paper System shall identify by book-entry those securities belonging to the Fund;

     4) The Custodian shall pay for securities purchased for the account of the Fund upon the making of an entry on the records of the Custodian to reflect such payment and transfer of securities to the account of the Fund. The Custodian shall transfer securities sold for the account of the Fund upon the making of an entry on the records of the Custodian to reflect such transfer and receipt of payment for the account of the Fund;

     5) The Custodian shall furnish the Fund confirmation of each transfer to or from the account of the Fund, in the form of a written advice or notice, of Direct Paper on the next business day following such transfer and shall furnish to the Fund copies of daily transaction sheets reflecting each day's transaction in the Direct Paper System for the account of the Fund;

     6) The Custodian shall provide the Fund with any report on its system of internal accounting control as the Fund may reasonably request from time to time;

2.11 Segregated Account. The Custodian shall upon receipt of Proper Instructions establish and maintain a segregated account or accounts for and on behalf of the Fund, into which account or accounts may be transferred cash and/or securities, including securities maintained in an account by the Custodian pursuant to Section 2.10 hereof,
     (i) in accordance with the provisions of any agreement among the Fund, the Custodian and a broker-dealer registered under the Exchange Act and a member of the NASD (or any futures commission merchant registered under the Commodity Exchange Act), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange (or the Commodity Futures Trading Commission or any registered contract market), or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Fund, (ii) for purposes of segregating cash or government securities in connection with options purchased, sold or written by the Fund or commodity futures contracts or options thereon purchased or sold by the Fund, (iii) for the purposes of compliance by the Fund with the procedures required by Investment Company Act Release No. 10666, or any subsequent release or releases of the Securities and Exchange Commission relating to the maintenance of segregated accounts by registered investment companies and
     (iv) for other proper purposes, but only, in the case of clause (iv), upon receipt of, in addition to Proper Instructions, a certified copy of a resolution of the Board of Directors or of the Executive Committee signed by an officer of the Fund and certified by the Secretary or an Assistant Secretary, setting forth the purpose or purposes of such segregated account and declaring such purposes to be proper trust purposes.

2.12 Ownership Certificates for Tax Purposes. The Custodian shall execute ownership and other certificates and affidavits for all federal and state tax purposes in connection with receipt of income or other payments with respect to domestic securities of the Fund held by it and in connection with transfers of such securities.

2.13 Proxies. The Custodian shall, with respect to the domestic securities held hereunder, cause to be promptly executed by the registered holder of such securities, if the securities are registered otherwise than in the name of the Fund or a nominee of the Fund, all proxies, without indication of the manner in which such proxies are to be voted, and shall promptly deliver to the Fund such proxies, all proxy soliciting materials and all notices relating to such securities.

2.14 Communications Relating to Fund Portfolio Securities. Subject to the provisions of Section 2.3, the Custodian shall transmit promptly to the Fund all written information (including, without limitation, pendency of calls and maturities of domestic securities and expirations of rights in connection therewith and notices of exercise of call and put options written by the Fund and the maturity of futures contracts purchased or sold by the Fund) received by the Custodian from issuers of the domestic securities being held for the Fund. With respect to tender or exchange offers, the Custodian shall transmit promptly to the Fund all written information received by the Custodian from issuers of the domestic securities whose tender or exchange is sought and from the party (or his agents) making the tender or exchange offer. If the Fund desires to take action with respect to any tender offer, exchange offer or any other similar transaction, the Fund shall notify the Custodian at least three business days prior to the date on which the Custodian is to take such action or, if later than three business days prior, the Custodian shall use its reasonable best efforts to take such action.

2.15 Reports to Fund by Independent Public Accountants. The Custodian shall provide the Fund, at such times as the Fund may reasonably require, with reports by independent public accountants on the accounting system, internal accounting control and procedures for safeguarding securities, futures contracts and options on futures contracts, including domestic securities deposited and/or maintained in a Securities System, relating to the services provided by the Custodian under this Contract; such reports shall be of sufficient scope and in sufficient detail, as may reasonably be required by the Fund to provide reasonable assurance that any material inadequacies would be disclosed by such examination, and, if there are no such inadequacies, the reports shall so state.

3. Duties of the Custodian with Respect to Property of the Fund Held Outside of the United States

3.1  Appointment of Foreign Sub-Custodians

     The Fund hereby authorizes and instructs the Custodian to employ as sub-custodians for the Fund's securities and other assets maintained outside the United States the foreign banking institutions and foreign securities depositories designated on Schedule A hereto ("foreign sub-custodians"). Upon receipt of "Proper Instructions", as defined in
     Section 5 of this Contract, together with a certified resolution of the Fund's Board of Directors, the Custodian and the Fund may agree to amend Schedule A hereto from time to time to designate additional foreign banking institutions and foreign securities depositories to act as sub-custodian. Upon receipt of Proper Instructions, the Fund may instruct the Custodian to cease the employment of any one or more such sub-custodians for maintaining custody of the Fund's assets.

3.2 Assets to be Held. The Custodian shall limit the securities and other assets maintained in the custody of the foreign sub-custodians to: (a) "foreign securities", as defined in paragraph (c)(1) of Rule l7f-5 under the Investment Company Act of 1940, and (b) cash and cash equivalents in such amounts as the Custodian or the Fund may determine to be reasonably necessary to effect the Fund's foreign securities transactions.

3.3 Foreign Securities Depositories. Except as may otherwise be agreed upon in writing by the Custodian and the Fund, assets of the Fund shall be maintained in foreign securities depositories only through arrangements implemented by the foreign banking institutions serving as sub-custodians pursuant to the terms hereof. Where possible, such arrangements shall include entry into agreements containing the provisions set forth in
     Section 3.5 hereof.

3.4  Segregation of Securities

     The Custodian shall identify on its books as belonging to the Fund, the foreign securities of the Fund held by each foreign sub-custodian. Each agreement pursuant to which the Custodian employs a foreign banking institution shall require that such institution establish a custody account for the Custodian on behalf of the Fund and physically segregate in that account, securities and other assets of the Fund, and, in the event that such institution deposits the Fund's securities in a foreign securities depository, that it shall identify on its books as belonging to the Custodian, as agent for the Fund, the securities so deposited.

3.5 Agreements with Foreign Banking Institutions. Each agreement with a foreign banking institution shall be substantially in the form set forth in Exhibit 1 hereto and shall provide that: (a) the Fund's assets will not be subject to any right, charge, security interest, lien or claim of any kind in favor of the foreign banking institution or its creditors or agent, except a claim of payment for their safe custody or administration; (b) beneficial ownership of the Fund's assets will be freely transferable without the payment of money or value other than for custody or administration; (c) adequate records will be maintained identifying the assets as belonging to the Fund;
     (d) officers of or auditors employed by, or other representatives of the Custodian, including to the extent permitted under applicable law the independent public accountants for the Fund, will be given access to the books and records of the foreign banking institution relating to its actions under its agreement with the Custodian; and (e) assets of the Fund held by the foreign sub-custodian will be subject only to the instructions of the Custodian or its agents.

3.6 Access of Independent Accountants of the Fund. Upon request of the Fund, the Custodian will use its best efforts to arrange for the independent accountants of the Fund to be afforded access to the books and records of any foreign banking institution employed as a foreign sub-custodian insofar as such books and records relate to the performance of such foreign banking institution under its agreement with the Custodian.

3.7 Reports by Custodian. The Custodian will supply to the Fund from time to time, as mutually agreed upon, statements in respect of the securities and other assets of the Fund held by foreign sub-custodians, including but not limited to an identification of entities having possession of the Fund's securities and other assets and advices or notifications of any transfers of securities to or from each custodial account maintained by a foreign banking institution for the Custodian on behalf of the Fund indicating, as to securities acquired for the Fund, the identity of the entity having physical possession of such securities.

3.8  Transactions in Foreign Custody Account

     (a) Except as otherwise provided in paragraph (b) of this Section 3.8, the provision of Sections 2.2 and 2.7 of this Contract shall apply, mutatis mutandis to the foreign securities of the Fund held outside the United States by foreign sub-custodians.

     (b) Notwithstanding any provision of this Contract to the contrary, settlement and payment for securities received for the account of the Fund and delivery of securities maintained for the account of the Fund may be effected in accordance with the customary established securities trading or securities processing practices and procedures in the jurisdiction or market in which the transaction occurs, including, without limitation, delivering securities to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer) against a receipt with the expectation of receiving later payment for such securities from such purchaser or dealer.

     (c) Securities maintained in the custody of a foreign sub-custodian may be maintained in the name of such entity's nominee to the same extent as set forth in Section 2.3 of this Contract, and the Fund agrees to hold any such nominee harmless from any liability as a holder of record of such securities.

3.9 Liability of Foreign Sub-Custodians. Each agreement pursuant to which the Custodian employs a foreign banking institution as a foreign sub-custodian shall require the institution to exercise reasonable care in the performance of its duties and to indemnify, and hold harmless, the Custodian and each Fund from and against any loss, damage, cost, expense, liability or claim arising out of or in connection with the institution's performance of such obligations. At the election of the Fund, it shall be entitled to be subrogated to the rights of the Custodian with respect to any claims against a foreign banking institution as a consequence of any such loss, damage, cost, expense, liability or claim if and to the extent that the Fund has not been made whole for any such loss, damage, cost, expense, liability or claim.

3.10 Liability of Custodian. The Custodian shall be liable for the acts or omissions of a foreign banking institution to the same extent as set forth with respect to sub-custodians generally in this Contract and, regardless of whether assets are maintained in the custody of a foreign banking institution, a foreign securities depository or a branch of a U.S. bank as contemplated by paragraph 3.13 hereof, the Custodian shall not be liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism or any loss where the sub-custodian has otherwise exercised reasonable care. Notwithstanding the foregoing provisions of this paragraph 3.10, in delegating custody duties to State Street London Ltd., the Custodian shall not be relieved of any responsibility to the Fund for any loss due to such delegation, except such loss as may result from (a) political risk (including, but not limited to, exchange control restrictions, confiscation, expropriation, nationalization, insurrection, civil strife or armed hostilities) or (b) other losses (excluding a bankruptcy or insolvency of State Street London Ltd. not caused by political risk) due to Acts of God, nuclear incident or other losses under circumstances where the Custodian and State Street London Ltd. have exercised reasonable care.

3.11 Reimbursement for Advances. If the Fund requires the Custodian to advance cash or securities for any purpose including the purchase or sale of foreign exchange or of contracts for foreign exchange, or in the event that the Custodian or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of this Contract, except such as may arise from its or its nominee's own negligent action, negligent failure to act or willful misconduct, any property at any time held for the account of the Fund shall be security therefor and should the Fund fail to repay the Custodian promptly, the Custodian shall be entitled to utilize available cash and to dispose of the Fund assets to the extent necessary to obtain reimbursement.

3.12 Monitoring Responsibilities. The Custodian shall furnish annually to the Fund, during the month of June, information concerning the foreign sub-custodians employed by the Custodian. Such information shall be similar in kind and scope to that furnished to the Fund in connection with the initial approval of this Contract. In addition, the Custodian will promptly inform the Fund in the event that the Custodian learns of a material adverse change in the financial condition of a foreign sub-custodian or any material loss of the assets of the Fund or in the case of any foreign sub-custodian not the subject of an exemptive order from the Securities and Exchange Commission is notified by such foreign sub-custodian that there appears to be a substantial likelihood that its shareholders' equity will decline below $200 million (U.S. dollars or the equivalent thereof) or that its shareholders' equity has declined below $200 million (in each case computed in accordance with generally accepted U.S. accounting principles).

3.13 Branches of U.S. Banks

     (a) Except as otherwise set forth in this Contract, the provisions hereof shall not apply where the custody of the Fund assets are maintained in a foreign branch of a banking institution which is a "bank" as defined by
     Section 2(a)(5) of the Investment Company Act of 1940 meeting the qualification set forth in Section 26(a) of said Act. The appointment of any such branch as a sub-custodian shall be governed by paragraph 1 of this Contract.

     (b) Cash held for the Fund in the United Kingdom shall be maintained in an interest bearing account established for the Fund with the Custodian's London branch, which account shall be subject to the direction of the Custodian, State Street London Ltd. or both.

4.   Payments for Repurchases or Redemptions and Sales of Shares of the Fund

     From such funds as may be available for the purpose but subject to the limitations of the Articles of Incorporation and any applicable votes of the Board of Directors of the Fund pursuant thereto, the Custodian shall, upon receipt of instructions from the Transfer Agent, make funds available for payment to holders of Shares who have delivered to the Transfer

Agent a request for redemption or repurchase of their Shares. In connection with the redemption or repurchase of Shares of the Fund, the Custodian is authorized upon receipt of instructions from the Transfer Agent to wire funds to or through a commercial bank designated by the redeeming shareholders. In connection with the redemption or repurchase of Shares of the Fund, the Custodian shall honor checks drawn on the Custodian by a holder of Shares, which checks have been furnished by the Fund to the holder of Shares, when presented to the Custodian in accordance with such procedures and controls as are mutually agreed upon from time to time between the Fund and the Custodian.

     The Custodian shall receive from the distributor for the Fund's Shares or from the Transfer Agent of the Fund and deposit into the Fund's account such payments as are received for Shares of the Fund issued or sold from time to time by the Fund. The Custodian will provide timely notification to the Fund and the Transfer Agent of any receipt by it of payments for Shares of the Fund.

5.   Proper Instructions

     Proper Instructions as used herein means a writing signed or initialled by one or more person or persons as the Board of Directors shall have from time to time authorized. Each such writing shall set forth the specific transaction or type of transaction involved, including a specific statement of the purpose for which such action is requested. Oral instructions will be considered Proper Instructions if the Custodian reasonably believes them to have been given by a person authorized to give such instructions with respect to the transaction involved. The Fund shall cause all oral instructions to be confirmed in writing. Upon receipt of a certificate of the Secretary or an Assistant Secretary as to the authorization by the Board of Directors of the Fund accompanied by a detailed description of procedures approved by the Board of Directors, Proper Instructions may include communications effected directly between electro-mechanical or electronic devices provided that the Board of Directors and the Custodian are satisfied that such procedures afford adequate safeguards for the Fund's assets. For purposes of this Section, Proper Instructions shall include instructions received by the Custodian pursuant to any three-party agreement which requires a segregated asset account in accordance with Section 2.11.

6.   Actions Permitted without Express Authority

     The Custodian may in its discretion, without express authority from the
Fund:

     1) make payments to others for minor expenses of handling securities or other similar items relating to its duties under this Contract or to itself in reimbursement for such payments, provided, that all such payments shall be accounted for to the Fund;

     2) surrender securities in temporary form for securities in definitive form;

     3) endorse for collection, in the name of the Fund, checks, drafts and other negotiable instruments; and

     4) in general, attend to all non-discretionary details in connection with the sale, exchange, substitution, purchase, transfer and other dealings with the securities and property of the Fund except as otherwise directed by the Board of Directors of the Fund.

7.   Evidence of Authority

     The Custodian shall be protected in acting upon any instructions, notice, request, consent, certificate or other instrument or paper believed by it to be genuine and to have been properly executed by or on behalf of the Fund. The Custodian may receive and accept a certified copy of a vote of the Board of Directors of the Fund as conclusive evidence (a) of the authority of any person to act in accordance with such vote or (b) of any determination or of any action by the Board of Directors pursuant to the Articles of Incorporation as described in such vote, and such vote may be considered as in full force and effect until receipt by the Custodian of written notice to the contrary.

8. Duties of Custodian with Respect to the Books of Account and Calculation of Net Asset Value and Net Income

     Unless otherwise directed in writing by the Fund, the Custodian shall keep the books of account of the Fund and shall compute the net asset value per share of the outstanding shares of the Fund. The Custodian shall also calculate daily the net income of the Fund as described in the Fund's currently effective prospectus and shall advise the Fund and the Transfer Agent daily of the total amounts of such net income and, if instructed in writing by an officer of the Fund to do so, shall advise the

Transfer Agent periodically of the division of such net income among its various components. The calculations of the net asset value per share and the daily income of the Fund shall be made at the time or times described from time to time in the Fund's currently effective prospectus.

9.   Records

     The Custodian shall create and maintain all records relating to its activities and obligations under this Contract in such manner as will meet the obligations of the Fund under the Investment Company Act of 1940, with particular attention to Section 31 thereof and Rules 31a-1 and 31a-2 thereunder, applicable federal and state tax laws and any other law or administrative rules or procedures which may be applicable to the Fund. All such records shall be the property of the Fund and shall at all times during the regular business hours of the Custodian be open for inspection by duly authorized officers, employees or agents of the Fund and employees and agents of the Securities and Exchange Commission. The Custodian shall, at the Fund's request, supply the Fund with a tabulation of securities owned by the Fund and held by the Custodian and shall, when requested to do so by the Fund and for such compensation as shall be agreed upon between the Fund and the Custodian, include certificate numbers in such tabulations.

10.  Opinion of Fund's Independent Accountant

     The Custodian shall take all reasonable action, as the Fund may from time to time request, to obtain from year to year favorable opinions from the Fund's independent accountants with respect to its activities hereunder in connection with the preparation of the Fund's Form N-1A, and Form N-SAR or other annual reports to the Securities and Exchange Commission and with respect to any other requirements of such Commission.

11.  Compensation of Custodian

     The Custodian shall be entitled to reasonable compensation for its services and expenses as Custodian, as agreed upon from time to time between the Fund and the Custodian.

12.  Responsibility of Custodian

     So long as and to the extent that it is in the exercise of reasonable care, the Custodian shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received by it or delivered by it pursuant to this Contract and shall be held harmless in acting upon any notice, request, consent, certificate or other instrument reasonably believed by it to be genuine and to be signed by the proper party or parties, including any futures commission merchant acting pursuant to the terms of a three-party futures or options agreement. The Custodian shall be held to the exercise of reasonable care in carrying out the provisions of this Contract, but shall be kept indemnified by and shall be without liability to the Fund for any action taken or omitted by it in good faith without negligence. It shall be entitled to rely on and may act upon advice of counsel reasonably acceptable to the Fund (who may be counsel for the Fund) on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice. Notwithstanding the foregoing, the responsibility of the Custodian with respect to redemptions effected by check shall be in accordance with a separate Agreement entered into between the Custodian and the Fund.

     The Custodian shall be liable for the acts or omissions of a foreign banking institution appointed pursuant to the provisions of Article 3 to the same extent as set forth in Article 1 hereof with respect to sub-custodians located in the United States and, regardless of whether assets are maintained in the custody of a foreign banking institution, a foreign securities depository or a branch of a U.S. bank as contemplated by paragraph 3.11 hereof, the Custodian shall not be liable for any loss, damage, cost, expense, liability or claim resulting from, or caused by, the direction of or authorization by the Fund to maintain custody or any securities or cash of the Fund in a foreign country including, but not limited to, losses resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism.

     If the Fund requires the Custodian to take any action with respect to securities, which action involves the payment of money or which action may, in the opinion of the Custodian, result in the Custodian or its nominee assigned to the Fund being liable for the payment of money or incurring liability of some other form, the Fund, as a prerequisite to requiring the Custodian to take such action, shall provide indemnity to the Custodian in an amount and form satisfactory to it.

     If the Fund requires the Custodian to advance cash or securities for any purpose or in the event that the Custodian or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of this Contract, except such as may arise from its or its nominee's own negligent action, negligent failure to act or willful misconduct, any property at any time held for the account of the Fund shall be security therefor and should the Fund fail to repay the Custodian promptly, the Custodian shall be entitled to utilize available cash and to dispose of the Fund assets to the extent necessary to obtain reimbursement.

13.  Effective Period, Termination and Amendment

     This Contract shall become effective as of its execution, shall continue in full force and effect until terminated as hereinafter provided, may be amended at any time by mutual agreement of the parties hereto and may be terminated by either party by an instrument in writing delivered or mailed, postage prepaid to the other party, such termination to take effect not sooner than thirty (30) days after the date of such delivery or mailing; provided, however that the Custodian shall not act under Section 2.10 hereof in the absence of receipt of an initial certificate of the Secretary or an Assistant Secretary that the Board of Directors of the Fund has approved the initial use of a particular Securities System and the receipt of an annual certificate of the Secretary or an Assistant Secretary that the Board of Directors has reviewed the use by the Fund of such Securities System, as required in each case by Rule 17f-4 under the Investment Company Act of 1940, as amended and that the Custodian shall not act under
Section 2.10A hereof in the absence
of receipt of an initial certificate of the Secretary or an Assistant Secretary that the Board of Directors has approved the initial use of the Direct Paper System and the receipt of an annual certificate of the Secretary or an Assistant Secretary that the Board of Directors has reviewed the use by the Fund of the Direct Paper System; provided further, however, that the Fund shall not amend or terminate this Contract in contravention of any applicable federal or state regulations, or any provision of the Articles of Incorporation, and further provided, that the Fund may at any time by action of its Board of Directors (i) substitute another bank or trust company for the Custodian by giving notice as described above to the Custodian, or (ii) immediately terminate this Contract in the event of the appointment of a conservator or receiver for the Custodian by the Comptroller of the Currency or upon the happening of a like event at the direction of an appropriate regulatory agency or court of competent jurisdiction.

     Upon termination of the Contract, the Fund shall pay to the Custodian such compensation as may be due as of the date of such termination and shall likewise reimburse the Custodian for its costs, expenses and disbursements.

14.  Successor Custodian

     If a successor custodian shall be appointed by the Board of Directors of the Fund, the Custodian shall, upon termination, deliver to such successor custodian at the office of the Custodian, duly endorsed and in the form for transfer, all securities then held by it hereunder and shall transfer to an account of the successor custodian all of the Fund's securities held in a Securities System.

     If no such successor custodian shall be appointed, the Custodian shall, in like manner, upon receipt of a certified copy of a vote of the Board of Directors of the Fund, deliver at the office of the Custodian and transfer such securities, funds and other properties in accordance with such vote.

     In the event that no written order designating a successor custodian or certified copy of a vote of the Board of Directors shall have been delivered to the Custodian on or before the date when such termination shall become effective, then the Custodian shall have the right to deliver to a bank or trust company, which is a "bank" as defined in the Investment Company Act of 1940, doing business in Boston, Massachusetts, of its own selection, having an aggregate capital, surplus, and undivided profits, as shown by its last published report, of not less than $25,000,000, all securities, funds and other properties held by the Custodian and all instruments held by the Custodian relative thereto and all other property held by it under this Contract and to transfer to an account of such successor custodian all of the Fund's securities held in any Securities System. Thereafter, such bank or trust company shall be the successor of the Custodian under this Contract.

     In the event that securities, funds and other properties remain in the possession of the Custodian after the date of termination hereof owing to failure of the Fund to procure the certified copy of the vote referred to or of the Board of

Directors to appoint a successor custodian, the Custodian shall be entitled to fair compensation for its services during such period as the Custodian retains possession of such securities, funds and other properties and the provisions of this Contract relating to the duties and obligations of the Custodian shall remain in full force and effect.

15.  Interpretive and Additional Provisions

     In connection with the operation of this Contract, the Custodian and the Fund may from time to time agree on such provisions interpretive of or in addition to the provisions of this Contract as may in their joint opinion be consistent with the general tenor of this Contract. Any such interpretive or additional provisions shall be in a writing signed by both parties and shall be annexed hereto, provided that no such interpretive or additional provisions shall contravene any applicable federal or state regulations or any provision of the Fund Agreement of the Fund. No interpretive or additional provisions made as provided in the preceding sentence shall be deemed to be an amendment of this Contract.

16.  Massachusetts Law to Apply

     This Contract shall be construed and the provisions thereof interpreted under and in accordance with laws of the Commonwealth of Massachusetts.

17.  Prior Contracts

     This Contract supersedes and terminates, as of the date hereof, all prior contracts between the Fund and the Custodian relating to the custody of the Fund's assets.

18.  Notices

     Written notices issued pursuant to this agreement shall be personally delivered or mailed postage prepaid to the respective parties as follows:

To the Fund:       c/o General Electric Investment Corp.
                   3003 Summer Street
                   Stamford, CT 06904
                   Attn:  Manager, Pension Accounting and
                          Trading Support
                   Telephone:  203-326-2398 Facsimile:  203-326-4768

To the Custodian:  State Street Bank and Trust Company
                   Master Trust Division
                   One Monarch Drive
                   North Quincy, MA 02171
                   Attn:  Judith Hackstaff
                   Telephone:  617-847-2703 Facsimile:  617-786-5046

or to such other address as a party may hereafter specify in writing.

19.  The Parties

     All references herein to the "Fund" are to each of the Funds listed on Appendix A individually, as if this Contract were between such individual Fund and the Custodian. In the case of a series Fund or trust, all references to the "Fund" are to the individual series or portfolio of such Fund or trust, or to such Fund or trust on behalf of the individual series or portfolio, as appropriate. With respect to any Fund listed on Appendix A which is organized as a trust, references herein to Board of Directors and Articles of Incorporation shall be deemed a reference to Board of Trustees and Declaration of Trust respectively and reference to shares of capital stock shall be deemed a reference to shares of beneficial interest.

     IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and behalf by its duly authorized representative and its seal to be hereunder affixed as of the first day of July, 1989.


ATTEST                                      STATE STREET BANK AND TRUST COMPANY


/s/ [Illegible]                             By /s/ [Illegible]
------------------------------                 ---------------------------------
  Assistant Secretary                       Vice President



ATTEST                                      (FOR EACH OF THE S&S FUNDS NAMED ON
                                             APPENDIX A HERETO)



/s/ Alan M. Lewis                           By /s/ Michael J. Cosgrove
------------------------------                 ---------------------------------


ATTEST                                      (FOR EACH Of THE ELFUN FUNDS NAMED
                                             ON APPENDIX A HERETO)



/s/ Alan M. Lewis                           By /s/ Michael J. Cosgrove
------------------------------                 ---------------------------------

                                   Appendix A

Fund Name

GE S&S Program Mutual Fund
GE S&S Long-Term Interest Fund
Elfun Diversified Fund
Elfun Global Fund
Elfun Money Market Fund
Elfun Trust
Elfun Tax Exempt Income Fund
Elfun Income Fund



ATTEST

/s/ Michael P. Cloherty                     By /s/ William M. Mahoney
------------------------------                 ---------------------------------
  Assistant Secretary                                  Vice President

                                   Appendix A


Fund Name

GE S&S Program Mutual Fund
GE S&S Long-Term Interest Fund
Elfun Diversified Fund
Elfun Global Fund
Elfun Money Market Fund
Elfun Trusts
Elfun Tax Exempt Income Fund
Elfun Income Fund
GE U.S. Equity Fund
GE Global Equity Fund
GE Fixed Income Fund
GE Tax-Exempt Fund
GE Money Market Fund
GE Strategic Investment Fund

ATTEST

                                            STATE STREET BANK AND TRUST COMPANY


/s/ Michael P. Cloherty                     By /s/ William M. Mahoney
------------------------------                 ---------------------------------
   Assistant Secretary                                 Vice President


ATTEST                                             (FOR EACH OF THE FUNDS
                                                    HEREINABOVE DESCRIBED)


/s/ Alan M. Lewis                           By:/s/ Michael J. Cosgrove
------------------------------                 ---------------------------------
   Alan M. Lewis                                   Michael J. Cosgrove



December 14, 1992

                                   Appendix A

     This Appendix supersedes all previous Appendixes created with respect to the Custodian Contract between State Street and GE Funds, dated July 1, 1989. It is intended that the Custodian contract apply to each Fund set forth below.

Fund Name

GE S&S Program Mutual Fund
GE S&S Long-Term Interest Fund
Elfun Diversified Fund
Elfun Global Fund
Elfun Money Market Fund
Elfun Trusts
Elfun Tax Exempt Income Fund
Elfun Income Fund
GE U.S. Equity Fund
GE Global Equity Fund
GE Fixed Income Fund
GE Tax-Exempt Fund
GE Money Market Fund
GE Strategic Investment Fund
GE International Equity Fund
GE Short-Term Government Fund


ATTEST:                                     STATE STREET BANK AND TRUST COMPANY


/s/ [Illegible]                             By:/s/ William M. Mahoney
------------------------------                 ---------------------------------
   Assistant Secretary                               Vice President

                                                   WILLIAM M. MAHONEY
                                                     VICE PRESIDENT


ATTEST                                      (FOR EACH OF THE FUNDS
                                            HEREINABOVE DESCRIBED)


/s/ Alan M. Lewis                           By:/s/ Michael J. Cosgrove
------------------------------                 ---------------------------------
   Alan M. Lewis                                   Michael J. Cosgrove


March 1, 1994

                                   Appendix A


This Appendix supersedes all previous Appendices created with respect to the Custodian Contract between State Street and the parties listed in Appendix A thereto, dated July 1, 1989 (as thereafter amended). It is intended that the Custodian Contract apply to each Fund set forth below.

Fund Name

GE S&S Program Mutual Fund
GE S&S Long-Term Interest Fund
Elfun Diversified Fund
Elfun Global Fund
Elfun Money Market Fund
Elfun Trusts
Elfun Tax Exempt Income Fund
Elfun Income Fund
GE Funds:
     GE Premier Growth Equity Fund
     GE U.S. Equity Fund
     GE Global Equity Fund
     GE Fixed Income Fund
     GE Tax-Exempt Fund
     GE Money Market Fund
     GE Strategic Investment Fund
     GE International Equity Fund
     GE Short-Term Government Fund
     GE Mid-Cap Growth Fund
     GE International Fixed Income Fund
     GE Value Equity Fund
     GE Government Securities Fund
Variable Investment Trust:
     GE U.S. Equity Portfolio
     GE International Equity Portfolio
     GE Strategic Investment Portfolio
     GE Fixed Income Portfolio
     GE Money Market Portfolio
GE LifeStyle Funds:
     GE Conservative Strategy Fund
     GE Moderate Strategy Fund
     GE Aggressive Strategy Fund
     GE Conservative Allocation Fund
     GE Moderate Allocation Fund
     GE Aggressive Allocation Fund

GE Investments Funds, Inc.:
     S&P 500 Index Fund
     Government Securities Fund
     U.S. Equity Fund
     Fixed Income Fund
     Premier Growth Equity Fund
     Total Return Fund
     Money Market Fund
     Real Estate Securities Fund
     International Equity Fund
     Global Income Fund
     Value Equity Fund


ATTEST:                                     STATE STREET BANK AND TRUST COMPANY


/s/ [Illegible]                             By:/s/ Michael P. Cloherty   6/10/97
------------------------------                 ---------------------------------
                                               Name:  Michael P. Cloherty
                                               Title: Vice President


ATTEST                                      (FOR EACH OF THE FUNDS
                                            HEREINABOVE DESCRIBED)


/s/ [Illegible]                             By:/s/ Michael J. Cosgrove
------------------------------                 ---------------------------------
                                               Name:  Michael J. Cosgrove
                                               Title: Trustee and Director


June 10, 1997

                      FEE SCHEDULE TO THE CUSTODY CONTRACTS

     Reference is made to that (i) Custodian Contract dated as of July 1, 1989 between State Street Bank and Trust Company ("State Street") and General Electric Investment Corporation ("GEIC") and GE Investment Management Incorporated ("GEIM"), as Investment Managers for certain entities specified therein (GEIC and GEIM are collectively referred to herein as "GEI"), (as amended through the date hereof, the "Non-Mutual Fund Contract") and (ii) Custodian Contract dated as of July 1, 1989 between State Street and each of the parties indicated on appendix A attached thereto (as amended through the date hereof, the "Mutual Fund Contract"; the Non-Mutual Fund Contract and the Mutual Fund Contract are collectively referred to herein as the "Custody Contracts").

     WHEREAS, Section 5 of the Non-Mutual Fund Contract and Section 11 of the Mutual Fund Contract provide that compensation due State Street for providing the services to GEI set forth in the Custody Contracts is to be agreed to by State Street and GEI; and

     WHEREAS, State Street and GEI have agreed on such compensation and wish to set forth the terms of such compensation.

     NOW, THEREFORE, in consideration of the premises and the mutual benefits to be derived from this agreement, the parties hereby agree that the fee schedule attached hereto as Schedule A (the "Fee Schedule") shall constitute both the fee schedule contemplated in Section 5 of the Non-Mutual Fund

Contract and the agreement referred to in Section 11 of the Mutual Fund Contract. Except as expressly provided herein, this Fee Schedule shall not, in any way, limit any of the rights, obligations, responsibilities or duties set forth in the Custody Contracts for any of the parties.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of this 30 day of August, 1994.

                                            General Electric Investment
                                            Corporation and GE Investment
                                            Management Incorporated



                                            /s/ Donald W. Torey
                                            ------------------------------------
                                            Donald W. Torey
                                            Executive Vice President

                                            General Electric Investment
                                            Corporation and GE Investment
                                            Management Incorporated (For each of
                                            the Entities Named on Schedule B
                                            hereto)



                                            /s/ Donald W. Torey
                                            ------------------------------------
                                            Donald W. Torey
                                            Executive Vice President



                                            /s/ Donald W. Torey
                                            ------------------------------------
                                            Donald W. Torey, as Trustee, on
                                            behalf of each of the S&S Funds
                                            named on Schedule C hereto



                                            /s/ Donald W. Torey
                                            ------------------------------------
                                            Donald W. Torey, as Trustee, on
                                            behalf of each of the Elfun Funds
                                            named on Schedule C hereto

                                            /s/ Alan M. Lewis
                                            ------------------------------------
                                            Alan M. Lewis, as Trustee, on behalf
                                            of each of the GE Funds named on
                                            Schedule C hereto



                                            State Street Bank and Trust Company



                                            /s/ James J. Darr
                                            ------------------------------------
                                            By:
                                            Title:

                                   SCHEDULE A

BASE FEE:      GEI will be charged an annual flat fee of S4.7 million for custodial, accounting and recordkeeping services as outlined in the Custody Contracts. This S4.7 million fee is effective as of January 1, 1994 and shall remain in effect, subject to adjustment specified below, until expiration of the Custody Contracts on February 28, 1997.

               The annual base fee does not include fees for services which are agreed upon in separate arrangements. For example, fees for value-added services (e.g., SaFire, Fixed Income Workstation) and fees for services related to GEI external clients.

INCREMENTAL FEES (per year):

               GEI and State Street agree to examine, on a semiannual basis (June 30 and December 31), significant changes, if any, to GEI's current operational or investment structure which impact State Street and further agree to discuss amending the base fee set forth above, to reflect such changes. Examples of such changes, include, but are not limited to:

               -a change in the size of the assets managed by GEI and (i) custodied by State Street or (ii) for which State Street provides investment management support services to GEI, due to acquisition, merger, or management/custody responsibility realignment within GEI (changes in asset size due to market related moves are not included in this criteria);

               -a change in the number of portfolios custodied by State Street pursuant to the Custody Contracts for GEI affiliates;

               -a change from monthly pricing requirements to daily pricing requirements for any of the non-mutual funds listed on Schedule B attached hereto, as such Schedule may be amended from time to time;

               -a change in the investment policy of any of the non-mutual funds listed on Schedule B which has the effect of significantly increasing the allocation of funds (i) from U.S. assets to non-U.S. assets or (ii) with respect to non-U.S. assets, from non-emerging markets to emerging markets;

               -an increase in the number of portfolios beyond 195 (excluding portfolios listed in Schedule C attached hereto and portfolios covered under separate fee schedules, for example, GEI external clients);

               -the addition of any mutual fund properly listed on Schedule C;
               or

               -an increase in the number of classes per mutual fund listed on Schedule C, as such Schedule may be amended, to a number greater than four.

REIMBURSEMENT FOR STATE STREET PERSONNEL

          Should GEI request that State Street provide personnel to work at GEI's Stamford office, then State Street shall be reimbursed for providing such personnel at a monthly rate of 1.5 times the monthly salary of each individual supplied.

                                   SCHEDULE B

Account Name

General Electric Pension Trust
General Electric Insurance Plan Trust
General Electric Medical Care Trust for Pensioners
General Electric Relief and Loan Fund
RGE Corporate Base Contribution Trust
RGE Employee Stock Plan
General Electric Company (Corporate Treasury)
General Electric Foundation
General Electric Foundation, Inc.
Electric Mutual Liability Insurance Company
Electric Insurance Company
Employers Reinsurance Corporation
GE Investment Realty Partners I, L.P.
GE Investment Realty Partners II, L.P.
GE Investment Private Placement Partners I, L.P.
GE Investment Hotel Partners, L.P.
GE Investment International Fund
GE Investment International Fund - NYC
Damon Runyon - Walter Winchell Cancer Fund

                                   SCHEDULE C

Fund Name

GE S&S Program Mutual Fund
GE S&S Long-Term Interest Fund
GE S&S Program Holding Period Fund
GE S&S Program Short Term Interest Fund
GE S&S Program Money Market Fund
Elfun Diversified Fund
Elfun Global Fund
Elfun Money Market Fund
Elfun Trusts
Elfun Tax Exempt Income Fund
Elfun Income Fund
GE U.S. Equity Fund
GE Global Equity Fund
GE Fixed Income Fund
GE Tax-Exempt Fund
GE Money Market Fund
GE Strategic Investment Fund
GE International Equity Fund
GE Short-Term Government Fund
General Electric Savings and Security Plan Trust

                              AMENDMENT TO THE FEE
                        SCHEDULE TO THE CUSTODY CONTRACTS

     Reference is made to that (i) Custodian Contract dated as of July 1, 1989 between State Street Bank and Trust Company ("State Street") and General Electric Investment Corporation ("GEIC") and GE Investment Management Incorporated ("GEIM"), as Investment Managers for certain entities specified therein (GEIC and GEIM are collectively referred to herein as "GEI"), (as amended through the date hereof, the "Non-Mutual Fund Contract") and (ii) Custodian Contract dated as of July 1, 1989 between State Street and each of the parties indicated on appendix A attached thereto (as amended through the date hereof, the "Mutual Fund Contract"; the Non-Mutual Fund Contract and the Mutual Fund Contract are collectively referred to herein as the "Contracts").

     WHEREAS, Section 5 of the Non-Mutual Fund Contract and Section 11 of the Mutual Fund Contract provide that compensation due State Street for providing the services to GEI set forth in the Custody Contracts is to be agreed to by State Street and GEI; and

     WHEREAS, State Street and GEI agreed to and set forth such compensation in that certain Fee Schedule to the Custody Contracts dated as of August 30, 1994 (the "Fee Schedule"); and

     WHEREAS, the parties hereto wish to amend the Fee Schedule.

     NOW, THEREFORE, in consideration of the premises and the mutual benefits to be derived from this Amendment, the parties hereby agree as follows:

     1. Schedule A to the Fee Schedule is hereby deleted in its entirety and, in lieu thereof, Schedule A attached hereto shall be inserted.

     2. Schedule C to the Fee Schedule is hereby deleted in its entirety and, in lieu thereof, Schedule C attached hereto shall be inserted.

     3. Except as amended hereby, the Fee Schedule remains in all other respects in full force and effect in accordance with its terms.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the 1st day of January, 1995.

State Street Bank and Trust                 General Electric Investment
Company                                     Corporation and GE Investment
                                            Management Incorporated

/s/ James J. Darr                           /s/ Donald W. Torey
-----------------------------------         ------------------------------------
By: James J. Darr                           Donald W. Torey
Title: Executive Vice President             Executive Vice President

                                            General Electric Investment
                                            Corporation and GE Investment
                                            Management Incorporated (For
                                            each of the Entities Named on
                                            Schedule B to the Fee Schedule)

                                            /s/ Donald W. Torey
                                            ------------------------------------
                                            Donald W. Torey
                                            Executive Vice President

                                            /s/ Donald W. Torey
                                            ------------------------------------
                                            Donald W. Torey, as Trustee, on
                                            behalf of each of the S&S Funds
                                            named on Schedule C hereto
                                            /s/ Donald W. Torey
                                            ------------------------------------
                                            Donald W. Torey, as Trustee, on
                                            behalf of each of the Elfun Funds
                                            named on Schedule C hereto

                                            /s/ Alan M. Lewis
                                            ------------------------------------
                                            Alan M. Lewis, as Trustee, on
                                            behalf of each of the GE Funds
                                            named on Schedule C hereto

                                            /s/ Alan M. Lewis
                                            ------------------------------------
                                            Alan M. Lewis, as Trustee, on
                                            behalf of each of the Variable
                                            Trust Funds named on Schedule C
                                            hereto

                                   SCHEDULE A

BASE FEE:      GEI will be charged an annual flat fee of $4.9 million for custodial, accounting and recordkeeping services as outlined in the Custody Contracts. This $4.9 million fee is effective as of January 1, 1995 and shall remain in effect, subject to adjustment specified below, until expiration of the Custody Contracts on February 28, 1997.

               The annual base fee does not include fees for services which are agreed upon in separate arrangements. For example, fees for value-added services (e.g., SaFire, Fixed Income Workstation) and fees for services related to GEI external clients.

INCREMENTAL FEES (per year):

               GEI and State Street agree to examine, on a semiannual basis (June 30 and December 31), significant changes, if any, to GEI's current operational or investment structure which impact State Street and further agree to discuss amending the base fee set forth above, to reflect such changes. Examples of such changes, include, but are not limited to:

               -a change in the size of the assets managed by GEI and (i) custodied by State Street or (ii) for which State Street provides investment management support services to GEI due to acquisition, merger, or management/custody responsibility realignment within GEI (changes in asset size due to market related moves are not included in this criteria);

               -a change in the number of portfolios custodied by State Street pursuant to the Custody Contracts for GEI affiliates;

               -a change from monthly pricing requirements to daily pricing requirements for any of the non-mutual funds listed on Schedule B attached hereto, as such Schedule may be amended from time to time;

               -a change in the investment policy of any of the non-mutual funds listed on Schedule B which has the effect of significantly increasing the allocation of funds (i) from U.S. assets to non-U.S. assets or (ii) with respect to non-U.S. assets, from non-emerging markets to emerging markets;

               -an increase in the number of portfolios beyond 195 (excluding portfolios listed in Schedule C attached hereto and portfolios covered under separate fee schedules, for example, GEI external clients);

               -the addition of any mutual fund properly listed on Schedule C;
               or

               -an increase in the number of classes per mutual fund listed on Schedule C, as such Schedule may be amended, to a number greater than four.

REIMBURSEMENT FOR STATE STREET PERSONNEL

               Should GEI request that State Street provide personnel to work at GEI's Stamford office, then State Street shall be reimbursed for providing such personnel at a monthly rate of 1.5 times the monthly salary of each individual supplied.

                                   SCHEDULE C

Fund Name

GE S&S Program Mutual Fund
GE S&S Long-Term Interest Fund
GE S&S Program Holding Period Fund
GE S&S Program Short Term Interest Fund
GE S&S Program Money Market Fund
Elfun Diversified Fund
Elfun Global Fund
Elfun Money Market Fund
Elfun Trusts
Elfun Tax Exempt Income Fund
Elfun Income Fund
GE U.S. Equity Fund
GE Global Equity Fund
GE Fixed Income Fund
GE Tax-Exempt Fund
GE Money Market Fund
GE Strategic Investment Fund
GE International Equity Fund
GE Short-Term Government Fund
General Electric Savings and Security Plan Trust
Variable Investment Trust U.S. Equity
Variable Investment Trust International Equity
Variable Investment Trust Fixed Income
Variable Investment Trust Money Market

                           SECOND AMENDMENT TO THE FEE
                        SCHEDULE TO THE CUSTODY CONTRACTS

     Reference is made to that (i) Custodian Contract dated as of July 1, 1989 between State Street Bank and Trust Company ("State Street") and General Electric Investment Corporation ("GEIC") and GE Investment Management Incorporated ("GEIM"), as Investment Managers for certain entities specified therein (GEIC and GEIM are collectively referred to herein as "GEI"), (as amended through the date hereof, the "Non-Mutual Fund Contract") and (ii) Custodian Contract dated as of July 1, 1989 between State Street and each of the parties indicated on appendix A attached thereto (as amended through the date hereof, the "Mutual Fund Contract"; the Non-Mutual Fund Contract and the Mutual Fund Contract are collectively referred to herein as the "Custody Contracts"). Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Non-Mutual Fund Contract.

     WHEREAS, Section 5 of the Non-Mutual Fund Contract and Section 11 of the Mutual Fund Contract provide that compensation due State Street for providing the services to GEI set forth in the Custody Contracts is to be agreed to by State Street and GEI; and

     WHEREAS, State Street and GEI agreed to and set forth such compensation in that certain Fee Schedule to the Custody Contracts dated as of August 30, 1994, as amended by that certain Amendment to the Fee Schedule to the Custody Contracts dated as of January 1, 1995 (the "Fee Schedule"); and

     WHEREAS, the parties hereto wish to further amend the Fee Schedule.

     NOW, THEREFORE, in consideration of the premises and the mutual benefits to be derived from this Amendment, the parties hereby agree as follows:

     1. Schedule A, Schedule B and Schedule C to the Fee Schedule are hereby deleted in their entirety and, in lieu thereof, Schedule A, Schedule B and Schedule C attached hereto shall be inserted.

     2. Except as amended hereby, the Fee Schedule remains in all other respects in full force and effect.

         IN WITNESS WHEREOF, the parties have duly executed this Amendment as of this 30th day of September, 1996.

State Street Bank and Trust                 General Electric Investment
Company                                     Corporation and GE Investment
                                            Management Incorporated


/s/ James J. Darr                           /s/ Donald W. Torey
---------------------------------           ------------------------------------
By:  James J. Darr                          Donald W. Torey
Title: Executive Vice                       Executive Vice President
        President


                                            General Electric Investment
                                            Corporation and GE Investment
                                            Management Incorporated (For each
                                            of the Entities designated as
                                            "Custody" on Schedule B hereto)


                                            /s/ Donald W. Torey
                                            ------------------------------------
                                            Donald W. Torey
                                            Executive Vice President



                                            /s/ Donald W. Torey
                                            ------------------------------------
                                            Donald W. Torey, as Trustee, on
                                            behalf of each of the S&S Funds
                                            named on Schedule C hereto



                                            /s/ Donald W. Torey
                                            ------------------------------------
                                            Donald W. Torey, as Trustee, on
                                            behalf of each of the Elfun Funds
                                            named on Schedule C hereto



                                            /s/ Alan M. Lewis
                                            ------------------------------------
                                            Alan M. Lewis, as Trustee, on
                                            behalf of each of the GE Funds
                                            named on Schedule C hereto



                                            /s/ Alan M. Lewis
                                            ------------------------------------
                                            Alan M. Lewis, as Trustee, on
                                            behalf of the Variable Investment
                                            Trust Portfolios named on Schedule
                                            C hereto

                                   SCHEDULE A

BASE FEE:      GEI (inclusive of any Affiliate, as defined below) will be charged an annual flat fee of $5.4 million for custodial, accounting and recordkeeping services as outlined in the Custody
               Contracts. This $5.4 million fee is effective as of January 1, 1996 and shall remain in effect, subject to adjustment as specified below, until expiration of the Custody Contracts on February 28, 1997.

               The Base Fee does not include fees for services which are agreed upon in separate arrangements. For example, fees for value-added services (e.g., SaFire, Fixed Income Workstation) and fees for services related to GEI external clients, such as reports.

INCREMENTAL FEES (per year):

               From and after the effective date of this Amendment, a separate and individual fee schedule shall be negotiated for any new party to the Non Mutual Fund Contract unless that party is an Affiliate (as defined below).

               "Affiliate" shall mean (i) any corporation or other entity which is a member of a controlled group of which General Electric Company (the "Company") is a member as determined under Section 414(b) or (c) of the Internal Revenue Code of 1986, as amended (the "Code"), or (ii) any corporation or other entity which is at least 50 percent controlled, directly or indirectly, by the Company (including, but not limited to, a partnership if the general partner is an entity described in this subsection (ii)), or (iii) any employee benefit trust or partnership, the assets of which exclusively benefit, directly or indirectly, employees of an organization described in (i) or (ii) herein above, and which corporation or other entity has adopted the Non-Mutual Fund Contract in accordance with the provisions thereof.

               GEI and State Street agree to examine, on a semiannual basis (June 30 and December 31), significant changes, if any, to GEI's current operational or investment structure which impact State Street and further agree to discuss amending the base fee set forth above, to reflect such changes. Examples of such changes, include, but are not limited to:

               -a change in the size of the assets managed by GEI and (i) custodied by State Street or (ii) for which State Street provides reports to GEI, due to acquisition, merger, or management/custody responsibility realignment within GEI (changes in asset size due to market related moves are not included in this criteria);

               -a change from monthly pricing requirements to daily pricing requirements for any of the non-mutual funds listed on Schedule B attached hereto, as such Schedule may be amended from time to time;

               -a change in the investment policy of any of the non-mutual funds listed on Schedule B which has the effect of significantly increasing the allocation of funds (i) from U.S. assets to non-U.S. assets or (ii) with respect to non-U.S assets, from non-emerging markets to emerging markets;

               -an increase in the number of portfolios beyond 195 (excluding portfolios listed in Schedule C attached hereto and portfolios covered under separate fee schedules);

               -the addition of any mutual fund properly listed on Schedule C;
               or

               -an increase in the number of classes per mutual fund listed on Schedule C, as such Schedule may be amended, to a number greater than four.

REIMBURSEMENT FOR STATE STREET PERSONNEL

               Should GEI request that State Street provide personnel to work at GEI's Stamford office, then State Street shall be reimbursed for providing such personnel at a monthly rate of 1.5 times the monthly salary of each individual supplied.

                                                  SCHEDULE B

------------------------------------------------------------------------------------------------------------------------
                                                                             Fee                          Non
Organization                                                                 Schedule        Custody      Custody
------------------------------------------------------------------------------------------------------------------------
G.E. Fund                                                                    Base            X
------------------------------------------------------------------------------------------------------------------------
GE Savings and Security Plan Trust                                           Base            X
------------------------------------------------------------------------------------------------------------------------
General Relief and Loan Fund                                                 Base            X
------------------------------------------------------------------------------------------------------------------------
General Electric Medical Care Trust For Pensioners                           Base            X
------------------------------------------------------------------------------------------------------------------------
General Electric Insurance Plan Trust                                        Base            X
------------------------------------------------------------------------------------------------------------------------
Electric Insurance Company                                                   Base            X
------------------------------------------------------------------------------------------------------------------------
Viking Insurance Company                                                     Base            X
------------------------------------------------------------------------------------------------------------------------
Roper Corporation                                                            Base            X
------------------------------------------------------------------------------------------------------------------------
General Electric Pension Trust                                               Base            X
------------------------------------------------------------------------------------------------------------------------
General Electric Company (Corporate Treasury)                                Base            X
------------------------------------------------------------------------------------------------------------------------
GE Investments Private Placement Partners I, L.P.                            Base            X
------------------------------------------------------------------------------------------------------------------------
GE Investments Private Placement Partners II, L.P.                           Base            X
------------------------------------------------------------------------------------------------------------------------
GE Investments Realty Partners I, L.P.                                       Base            X
------------------------------------------------------------------------------------------------------------------------
GE Investments Realty Partners II, L.P.                                      Base            X
------------------------------------------------------------------------------------------------------------------------
GE Investments Realty Partners III, L.P.                                     Base            X
------------------------------------------------------------------------------------------------------------------------
GE Investments Hotel Partners, L.P.                                          Base            X
------------------------------------------------------------------------------------------------------------------------
Damon Runyon - Walter Winchell Cancer Foundation                             Base            X
------------------------------------------------------------------------------------------------------------------------
Bossidy Educational Trust                                                    Base            X
------------------------------------------------------------------------------------------------------------------------
GE Investments International Fund                                            Separate        X
------------------------------------------------------------------------------------------------------------------------
GE Investments International Fund - NYC                                      Separate        X
------------------------------------------------------------------------------------------------------------------------
GE Investments Group Trust                                                   Separate        X
------------------------------------------------------------------------------------------------------------------------
Securities-Lending Collateral-Savings and Security Trust                     Base            X
------------------------------------------------------------------------------------------------------------------------
Securities-Lending Collateral-Medical Care Trust                             Base            X
------------------------------------------------------------------------------------------------------------------------
Securities Lending Collateral-Insurance Plan Trust                           Base            X
------------------------------------------------------------------------------------------------------------------------
Securities-Lending Collateral-G.E. Pension Trust                             Base            X
------------------------------------------------------------------------------------------------------------------------
GE Mortgage Insurance Corporation                                            Base                         X
------------------------------------------------------------------------------------------------------------------------
Employers Reinsurance Corporation                                            Base                         X
------------------------------------------------------------------------------------------------------------------------
ELM Insurance Company                                                        Base                         X
------------------------------------------------------------------------------------------------------------------------
Financial Guaranty Insurance Company                                         Base                         X
------------------------------------------------------------------------------------------------------------------------
Puritan Excess and Surplus Lines Insurance Corporation                       Base                         X
------------------------------------------------------------------------------------------------------------------------
Viking Insurance Co. Ltd                                                     Base                         X
------------------------------------------------------------------------------------------------------------------------
Fiduciary Investment Group                                                   Base                         X
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Renaissance Reinsurance                                                      Separate                     X
------------------------------------------------------------------------------------------------------------------------
State of Wisconsin                                                           Separate                     X
------------------------------------------------------------------------------------------------------------------------
Chrysler Corporation                                                         Separate                     X
------------------------------------------------------------------------------------------------------------------------
Battelle Corporation                                                         Separate                     X
------------------------------------------------------------------------------------------------------------------------
Commonwealth Edison Corporation                                              Separate                     X
------------------------------------------------------------------------------------------------------------------------
State of Minnesota                                                           Separate                     X
------------------------------------------------------------------------------------------------------------------------
Kidder, Peabody Group Inc. Retirement Plan for Salaried and Commissioned     Base                         X
Employees Trust
------------------------------------------------------------------------------------------------------------------------
College of Arts and Teachers                                                 Separate                     X
------------------------------------------------------------------------------------------------------------------------
Alberta Treasury                                                             Separate                     X
------------------------------------------------------------------------------------------------------------------------
New Japan Securities                                                         Separate                     X
------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE C

Fund Name

GE S&S Program Mutual Fund
GE S&S Long-Term Interest Fund
GE S&S Program Holding Period Fund
GE S&S Program Short Term Interest Fund
GE S&S Program Money Market Fund
Elfun Diversified Fund
Elfun Global Fund
Elfun Money Market Fund
Elfun Trusts
Elfun Tax Exempt Income Fund
Elfun Income Fund
GE U.S. Equity Fund
GE Global Equity Fund
GE Fixed Income Fund
GE Tax-Exempt Fund
GE Money Market Fund
GE Strategic Investment Fund
GE International Equity Fund
GE Short-Term
Government Fund
General Electric Savings and Security Plan Trust
GE International Equity Portfolio
GE U.S. Equity Portfolio
GE Fixed Income Portfolio
GE Money Market Portfolio

                           THIRD AMENDMENT TO THE FEE
                        SCHEDULE TO THE CUSTODY CONTRACTS

     Reference is made to that (i) Custodian Contract dated as of July 1, 1989 between State Street Bank and Trust Company ("State Street") and General Electric Investment Corporation ("GEIC") and GE Investment Management Incorporated ("GEIM"), as Investment Managers for certain entities specified therein (GEIC and GEIM are collectively referred to herein as "GEI"), (as amended through the date hereof, the "Non-Mutual Fund Contract") and (ii) Custodian Contract dated as of July 1, 1989 between State Street and each of the parties indicated on appendix A attached thereto (as amended through the date hereof, the "Mutual Fund Contract"; the Non-Mutual Fund Contract and the Mutual Fund Contract are collectively referred to herein as the "Custody Contracts"). Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Non-Mutual Fund Contract.

     WHEREAS, Section 5 of the Non-Mutual Fund Contract and Section 11 of the Mutual Fund Contract provide that compensation due State Street for providing the services to GEI set forth in the Custody Contracts is to be agreed to by State Street and GEI; and

     WHEREAS, State Street and GEI agreed to and set forth such compensation in that certain Fee Schedule to the Custody Contracts dated as of August 30, 1994, as amended by that certain Amendment to the Fee Schedule to the Custody Contracts dated as of January 1, 1995, as further amended by the Second Amendment dated as of September 30, 1996 (the "Fee Schedule"); and

     WHEREAS, the parties hereto wish to further amend the Fee Schedule.

     NOW, THEREFORE, in consideration of the premises and the mutual benefits to be derived from this Amendment, the parties hereby agree as follows:

     1. Schedule A, Schedule B and Schedule C to the Fee Schedule are hereby deleted in their entirety and, in lieu thereof, Schedule A, Schedule B and Schedule C attached hereto shall be inserted.

     2. Except as amended hereby, the Fee Schedule remains in all other respects in full force and effect.

     IN WITNESS WHEREOF, the parties have duly executed this Amendment as of this _____ day of March, 1997.

State Street Bank and Trust                 General Electric Investment
Company                                     Corporation and GE Investment
                                            Management Incorporated


/s/ [Illegible]                             /s/ Donald W. Torey
--------------------------------            ------------------------------------
Name:                                       Donald W. Torey
Title:                                      Executive Vice President


                                            General Electric Investment
                                            Corporation and GE Investment
                                            Management Incorporated (For each
                                            of the Entities designated as
                                            "Custody" on Schedule B hereto)

                                            /s/ Donald W. Torey
                                            ------------------------------------
                                            Donald W. Torey
                                            Executive Vice President



                                            /s/ Donald W. Torey
                                            ------------------------------------
                                            Donald W. Torey, as Trustee, on
                                            behalf of each of the S&S Funds
                                            named on Schedule C hereto



                                            /s/ Donald W. Torey
                                            ------------------------------------
                                            Donald W. Torey, as Trustee, on
                                            behalf of each of the Elfun Funds
                                            named on Schedule C hereto



                                            /s/ Alan M. Lewis
                                            ------------------------------------
                                            Alan M. Lewis, as Trustee, on
                                            behalf of each of the GE Funds
                                            named on Schedule C hereto



                                            /s/ Alan M. Lewis
                                            ------------------------------------
                                            Alan M. Lewis, as Trustee, on
                                            behalf of the Variable Investment
                                            Trust Portfolios named on Schedule
                                            C hereto

                                   SCHEDULE A

I.   Annual Base Fee

     GEI will be charged an annual flat fee of $7.36 million (pro-rated for any partial year) for custodial, portfolio accounting, performance measurement, investment manager reporting, security pricing, specific systems support and any other services outlined in the Custody Contracts, all as currently being provided on the effective date of this Amendment. This fee is effective as of March 1, 1997 and shall remain in effect, subject to adjustments as specified below, if any, until February 28, 2001.

     The base fee does not include:

     o    services related to entities which are not Affiliates or

     o    additional services (e.g. Fund Administration, transfer agency).

     Fees for these services are covered under separate agreements.

     From and after the effective date of this Amendment, a separate and individual fee schedule shall be negotiated for any new party to the Non-Mutual Fund Contract unless that party is an Affiliate (as defined below).

     "Affiliate" shall mean (i) any corporation or other entity which is a member of a controlled group of which General Electric Company (the "Company") is a member as determined under Section 414(b) or (c) of the Internal Revenue Code of 1986, as amended (the "Code"), or (ii) any corporation or other entity which is at least 50 percent controlled, directly or indirectly, by the Company (including but not limited to a partnership if the general partner is an entity described in this subsection (ii)), or (iii) any employee benefit trust or partnership, the assets of which exclusively benefit, directly or indirectly, employees of an organization described in (i) or (ii) herein above, and which corporation or other entity has adopted the Non-Mutual Fund Contract in accordance with the provisions thereof

2.   Adjustments to Annual Base Fee

     A. The base fee will be adjusted on an annual basis, if necessary, every January 1, to reflect changes in the factors set forth below. If there are significant changes to such factors prior to the normal annual review, GEI and State Street agree to adjust the base fee prior to January 1.

          1. If any entity listed on Schedule B and identified with respect to the Fee Schedule as "Base Plus" increases the assets and number of portfolios managed by GEI, the base fee will be adjusted by an amount calculated by using the fee schedule for entities which are not Affiliates. (If the contributions go into existing portfolios, the base fee will not change.) If an entity whose assets are not custodied at State Street (a) moves assets to State Street for custody or (b) gives assets to GEI to manage, and in each case such entity will be identified on Schedule B as "Base Plus", then the base fee will be adjusted by an amount calculated by using the fee schedule for entities which are not Affiliates.

          2. If the number of portfolios increases beyond 130 (excluding portfolios listed in Schedule C attached hereto, portfolios covered under separate fee schedules and portfolios of "Base Plus" entities), the base fee will be increased by $10,000 per portfolio above 130. If the number of portfolios decreases below 90, the base fee will be decreased by $10,000 per portfolio below 90.

          3. If a new mutual fund is added and listed in Schedule C, the base fee will be increased by an amount to be discussed by GEI and State Street. If an existing mutual fund is closed and removed from Schedule C, the base fee will decrease by an amount to be discussed by GEI and State Street. GEI and State Street shall review any change under this paragraph 3 quarterly.

          4. The base fee includes payment for global custody services (currently 3 basis points on assets in developed markets and 18 basis points on assets in non-developed markets). The amount of such payment has been based on the allocation of investment assets by region as of February 28, 1997 and State Street's costs of providing regional custody services. The base fee will be adjusted to reflect a material (a) change in the size of the global assets custodied by State Street on behalf of GEI, (b) reallocation by GEI of investment assets currently custodied by State Street from developed to non-developed countries or vice versa; or (c) change in State Street's cost of providing global custody services. The current categorization of countries into developed and non-developed groups is outlined in Attachment I. GEI and State Street shall review any change under this paragraph 4 semiannually. (Notwithstanding the foregoing, out-of-pocket expenses for stamp duty and registration are not included in the base fee and will be passed on to GEI.)

          5. The base fee includes $1 million in costs related to systems development, production, support and maintenance for State Street systems that must be maintained or developed to support specific GEI investment trading operations beyond normal State Street systems maintenance. The base fee shall be adjusted annually to reflect actual costs which materially differ from $1 million.

          6. The base fee assumes State Street receives $2.1 million in revenue per year due to GEI using State Street for FX Trading, repo trading, and DDA balances. If the 2 year rolling average of this revenue is less than $1.9 million per year, the base fee will be increased by the amount the average revenue is less than $1.9 million. If the average revenue is greater than $2.3 million, the base fee will be reduced by the amount the average revenue exceeds $2.3 million. The first analysis of this revenue will be done 2 years from the effective date of this agreement and annually thereafter. In addition, should GEI use State Street for securities lending or investment management services, the base fee will be adjusted to reflect the revenue State Street receives from these services. The amount of the adjustment will be dependent upon the actual services used and volumes generated.

     B. On January 1, 1998 and each January 1 thereafter, the base fee will be adjusted to reflect:

          1. Changes in the factors set forth in Section A.1, A.2 and A.3 (but only for the first additional mutual fund) above; provided that the base fee will only be increased by the difference which results when $200,000 is subtracted from the aggregate increase under such Sections; and

          2. changes in the factors set forth in Section A.3 (not including the first additional mutual fund), A.4, A.5 and A.6 above.

     C. Should GEI request that State Street provide personnel to work at GEI's Stamford office, then State Street shall be reimbursed for providing such personnel at a monthly rate of 1.5 times the monthly salary of each individual supplied.

III. Procedure

     GEI and State Street agree to discuss from time to time any revision to the base fee for material changes in the factors set forth in Section A or due to other unforeseen circumstances which effect the cost of State Street's services hereunder. Following such discussions (which shall include the annual revision to the base fee as contemplated in Section B), State Street shall forward to GEI by overnight delivery the revised base fee. Such revised fee shall take effect as of the date sent by State Street unless GEI objects to such revised fee within ten business days.

                                  ATTACHMENT I

Developed Markets                                   Non-developed Markets
-----------------                                   ---------------------
Australia                                           Argentina
Austria                                             Bangladesh
Belgium                                             Bolivia
Canada                                              Botswana
Denmark                                             Brazil
Finland                                             Chile
France                                              China
Germany                                             Columbia
Hong Kong                                           Cyprus
Indonesia                                           Czechoslovakia
Ireland                                             Ecuador
Italy                                               Egypt
Japan                                               Ghana
Luxembourg                                          Greece
Malaysia                                            Hungary
Mexico                                              India
Namibia                                             Israel
Netherlands                                         Ivory Coast
New Zealand                                         Jamaica
Norway                                              Jordan
Singapore                                           Kenya
South Africa                                        Korea
Spain                                               Lebanon
Sweden                                              Mauritius
Switzerland                                         Morocco
Thailand                                            Pakistan
United Kingdom                                      Peru
                                                    Philippines
                                                    Poland
                                                    Portugal
                                                    Russia
                                                    Slovak Republic
                                                    Sri Lanka
                                                    Swaziland
Note: This schedule is subject                      Taiwan
to periodic review based upon                       Trinidad & Tobago
classification of markets and                       Tunisia
addition of new markets.                            Turkey
                                                    Uruguay
                                                    Venezuela
                                                    Zambia
                                                    Zimbabwe

                                                     SCHEDULE B


----------------------------------------------------------------------------------------------------------------------
                                                                           Fee                            Non
     Organization                                                          Schedule          Custody      Custody
----------------------------------------------------------------------------------------------------------------------
G.E. Fund                                                                  Base              X
----------------------------------------------------------------------------------------------------------------------
GE Savings and Security Plan Trust                                         Base              X
----------------------------------------------------------------------------------------------------------------------
General Relief and Loan Fund                                               Base              X
----------------------------------------------------------------------------------------------------------------------
General Electric Medical Care Trust For Pensioners                         Base              X
----------------------------------------------------------------------------------------------------------------------
General Electric Insurance Plan Trust                                      Base              X
----------------------------------------------------------------------------------------------------------------------
Electric Insurance Company                                                 Base Plus         X
----------------------------------------------------------------------------------------------------------------------
Viking Insurance Company                                                   Base Plus         X
----------------------------------------------------------------------------------------------------------------------
General Electric Pension Trust                                             Base              X
----------------------------------------------------------------------------------------------------------------------
General Electric Company (Corporate Treasury)                              Base              X
----------------------------------------------------------------------------------------------------------------------
GE Investments Private Placement Partners I, L.P.                          Base              X
----------------------------------------------------------------------------------------------------------------------
GE Investments Private Placement Partners II, L.P.                         Base              X
----------------------------------------------------------------------------------------------------------------------
GE Investments Realty Partners I, L.P.                                     Base              X
----------------------------------------------------------------------------------------------------------------------
GE Investments Realty Partners II, L.P.                                    Base              X
----------------------------------------------------------------------------------------------------------------------
GE Investments Realty Partners III, L.P.                                   Base              X
----------------------------------------------------------------------------------------------------------------------
GE Investments Hotel Partners, L.P.                                        Base              X
----------------------------------------------------------------------------------------------------------------------
Damon Runyon - Walter Winchell Cancer Foundation                           Base              X
----------------------------------------------------------------------------------------------------------------------
Bossidy Educational Trust                                                  Base              X
----------------------------------------------------------------------------------------------------------------------
GE Investments International Fund                                          Separate          X
----------------------------------------------------------------------------------------------------------------------
GE Investments International Fund - NYC                                    Separate          X
----------------------------------------------------------------------------------------------------------------------
GE Investments Group Trust                                                 Separate          X
----------------------------------------------------------------------------------------------------------------------
Securities-Lending Collateral-Savings and Security Trust                   Base              X
----------------------------------------------------------------------------------------------------------------------
Securities Lending Collateral-Insurance Plan Trust                         Base              X
----------------------------------------------------------------------------------------------------------------------
Securities-Lending Collateral-G.E. Pension Trust                           Base              X
----------------------------------------------------------------------------------------------------------------------
GE Mortgage Insurance Corporation                                          Base Plus                      X
----------------------------------------------------------------------------------------------------------------------
Employers Reinsurance Corporation                                          Base Plus                      X
----------------------------------------------------------------------------------------------------------------------
ELM Insurance Company                                                      Base Plus                      X
----------------------------------------------------------------------------------------------------------------------
Financial Guaranty Insurance Company                                       Base Plus                      X
----------------------------------------------------------------------------------------------------------------------
Puritan Excess and Surplus Lines Insurance Corporation                     Base Plus                      X
----------------------------------------------------------------------------------------------------------------------
Viking Insurance Co. Ltd                                                   Base Plus                      X
----------------------------------------------------------------------------------------------------------------------
Consolidated Financial Insurance                                           Base Plus
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Adirondack Communications LP I                                             Base              X
----------------------------------------------------------------------------------------------------------------------
Adirondack Communications LP II                                            Base              X
----------------------------------------------------------------------------------------------------------------------
Latin Investors LP                                                         Base              X
----------------------------------------------------------------------------------------------------------------------
GEIPPI Insurance                                                           Base              X
----------------------------------------------------------------------------------------------------------------------
Renaissance Reinsurance                                                    Separate                       X
----------------------------------------------------------------------------------------------------------------------
Chrysler Corporation                                                       Separate                       X
----------------------------------------------------------------------------------------------------------------------
Battelle Corporation                                                       Separate                       X
----------------------------------------------------------------------------------------------------------------------
State of Minnesota                                                         Separate                       X
----------------------------------------------------------------------------------------------------------------------
Kidder, Peabody Group Inc. Retirement Plan for                             Base Plus                      X
     Salaried and Commissioned Employees Trust
----------------------------------------------------------------------------------------------------------------------
College of Applied Arts and Technology                                     Separate                       X
----------------------------------------------------------------------------------------------------------------------
Alberta Treasury                                                           Separate                       X
----------------------------------------------------------------------------------------------------------------------
New Japan Securities                                                       Separate                       X
----------------------------------------------------------------------------------------------------------------------
Brown & Williamson                                                         Separate                       X
----------------------------------------------------------------------------------------------------------------------
Western Reserve Life                                                       Separate                       X
----------------------------------------------------------------------------------------------------------------------
Red Cross                                                                  Separate                       X
----------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE C

Fund Name

GE S&S Program Mutual Fund
GE S&S Long-Term Interest Fund
GE S&S Program Holding Period Fund
GE S&S Program Short Term Interest Fund
GE S&S Program Money Market Fund
Elfun Diversified Fund
Elfun Global Fund
Elfun Money Market Fund
Elfun Trusts
Elfun Tax Exempt Income Fund
Elfun Income Fund
GE U.S. Equity Fund
GE Global Equity Fund
GE Fixed Income Fund
GE Tax-Exempt Fund GE Money Market Fund
GE Strategic Investment Fund
GE International Equity Fund GE Short-Term Government Fund
GE Premier Growth Fund
General Electric Savings and Security Plan Trust
GE International Equity Portfolio
GE U.S. Equity Portfolio
GE Fixed Income Portfolio
GE Money Market Portfolio
Common Stock Index Fund
Government Securities Fund
Money Market Fund
Total Return Fund
International Equity Fund
Real Estate Securities Fund
Global
Income Fund
Value Equity Fund

                               All Funds listed on
                                   Appendix A

August 12, 1994

To:  Our Global Mutual Fund Clients

Re:  Board Approval Of State Street's Global Custody Network



In conjunction with the release of State Street's 1994 Annual Review of Foreign Custody at the end of June, please find enclosed a blank copy of the Schedule A Amendment to the Custody Contract. The Schedule A documents for State Street the countries, subcustodians and depositories within its Global Custody Network which have been approved by a mutual fund's Board of Directors or Trustees to maintain the fund's assets outside of the United States. Per S.E.C. Rule 17f-5, a fund's Board must approve foreign custody arrangements prior to the fund's holding assets in a foreign country. The Board must also review and approve the continuance of such arrangements at least annually.

This blank Schedule A contains State Street's most recent Global Custody Network for mutual fund clients. It provides a uniform and convenient format for the fund's authorized officer to indicate which foreign custody arrangements have been approved by the Board. Please return the Schedule A to us in the accompanying pre-printed envelope after the Board has voted.

At this time, we would also like to ask that you provide us with a copy of the fund's Prospectus and Statement of Additional Information. These materials greatly assist us in responding to your foreign custody questions and providing information which is fund-specific.

Thank you for your assistance.



Mats Hansson
Assistant Vice President
17f-5 Compliance

                                   SCHEDULE A
                                 17f-5 APPROVAL

The Board of Directors/Trustees of all Funds listed on Appendix A has approved certain foreign banking institutions and foreign securities depositories within State Street's Global Custody Network for use as subcustodians for the Fund's securities, cash and cash equivalents held outside of the United States. Board approval is as indicated by the Fund's Authorized Officer:

Fund
Officer
Initials          Country                           Subcustodian                      Central Depository
/s/               Argentina                         Citibank, N.A.                    Caja de Valores S.A.

/s/               Australia                         Westpac Banking Corporation       Austraclear Limited;

                                                                                      Reserve Bank Information
                                                                                      and Transfer system (RITS)

/s/               Austria                           GiroCredit Bank                   Oesterreichische
                                                    Aktiengesellschaft der            Konrollbank AG
                                                    Sparkassen

/s/               Bangladesh                        Standard Chartered                None
                                                    Bank

/s/               Belgium                           Generale Bank                     Caisse Interprofessionnelle
                                                                                      de Depots et de Virements
                                                                                      de Titres S.A. (CIK);

                                                                                      Banque Nationale de
                                                                                      Belgique

/s/               Botswana                          Barclays Bank of Botswana         None
                                                    Limited

/s/               Brazil                            Citibank, N.A.                    Bolsa de Valores de Sao
                                                                                      Paulo (Bovespa);

                                                                                      Banco Central do Brasil;
                                                                                      Systema Especial de
                                                                                      Liquidacao e Custodia
                                                                                      (SELIC)

/s/               Canada                            Canada Trustco                    The Canadian Depository for
                                                    Mortgage Company                  Securities Limited (CDS)

/s/               Chile                             Citibank, N.A.                    None

/s/               China                             The Hongkong and Shanghai         Shanghai Securities Central Clearing
                                                    Banking Corporation Limited       and Registration Corporation (SSCCRC);

                                                                                      Shenzhen Securities Registrars Co.,
                                                                                      Ltd. and its designated agent banks

/s/               Colombia                          Cititrust Colombia S.A.           None
                                                    Sociedad Fiduciaria

/s/               Cyprus                            Barclays Bank PLC                 None

/s/               Czech Republic                    Ceskoslovenska Obchodni Banka     Stredisko Cennych Papiru (SCP);
                                                    A.S.
                                                                                      Czech National Bank (CNB)

/s/               Denmark                           Den Danske Bank                   Vaerdipapircentralen - The Danish
                                                                                      Securities Center (VP)

/s/               Egypt                             National Bank of Egypt            None
/s/

/s/               Finland                           Kansallis-Osake-Pankki            The Central Share Register of Finland

/s/               France                            Banque Paribas                    Societe Interprofessionnelle pour la
                                                                                      Compensation des Valeurs Mobilieres
                                                                                      (SICOVAM);

                                                                                      Banque de France, Saturne System

/s/               Germany                           Berliner Handels-und              The Deutscher Kassenverein AG
                                                    Frankfurter Bank

/s/               Ghana                             Barclays Bank of Ghana Limited    None

/s/               Greece                            National Bank of Greece S.A.      The Central Securities Depository
                                                                                      (Apothetirio Titlon A.E.)

/s/               Hong Kong                         Standard Chartered Bank           The Central Clearing and Settlement
                                                                                      System (CCASS)

/s/               Hungary                           Citibank Budapest Rt.             None

/s/               India                             The Hongkong and Shanghai         None
                                                    Banking Corporation Limited

/s/               Indonesia                         Standard Chartered Bank           None

/s/               Ireland                           Bank of Ireland                   None;

                                                                                      The Central Bank of Ireland, The Gilt
                                                                                      Settlement Office (GSO)

/s/               Israel                            Bank Hapoalim B.M.                The Clearing House of the Tel Aviv
                                                                                      Stock Exchange

/s/               Italy                             Morgan Guaranty Trust Company     Monte Titoli S.p.A.;

                                                                                      Banca d'Italia

/s/               Japan                             Sumitomo Trust & Banking Co.,     None;
                                                    Ltd.
                                                                                      Bank of Japan Net System

/s/               Jordan                            The British Bank of the Middle    None
                                                    East

/s/               Kenya                             Barclays Bank of Kenya Limited    None

/s/               Korea                             Bank of Seoul                     Korea Securities Depository (KSD)

/s/               Malaysia                          Standard Chartered Bank           None
                                                    Malaysia Berhad

/s/               Mexico                            Citibank, N.A.                    S.D. INDEVAL, S.A. de C.V. (Instituto
                                                                                      para el Deposito de Valores);

                                                                                      Banco de Mexico

/s/               Morocco                           Banque Commerciale du Maroc       None

/s/               Netherlands                       MeesPierson N.V.                  Nederlands Centraal Instituut voor
                                                                                      Giraal Effectenverkeer B.V. (NECIGEF)

/s/               New Zealand                       ANZ Banking Group (New Zealand)   None;
                                                    Limited
                                                                                      The Reerve Bank of New Zealand,
                                                                                      Austraclear NZ

/s/               Norway                            Christiania Bank og Kreditkasse   Verdipapirsentralen - The Norwegian
                                                                                      Registry of Securities (VPS)

/s/               Pakistan                          Deutsche Bank AG                  None

/s/               Peru                              Citibank, N.A.                    Caja de Valores (CAVAL)

/s/               Philippines                       Standard Chartered Bank           None

/s/               Poland                            Citibank Poland S.A.              The National Depository of Securities

                                                                                      (Centrum Krajowego Depozytu Papierow
                                                                                      Wartosciowych)
/s/               Portugal                          Banco Comercial Portugues         Central de Valores Mobiliarios (Central)

/s/               Singapore                         The Development Bank of           The Central Depository (Pte) Limited
                                                    Singapore Ltd.                    (CDP)

/s/               South Africa                      Standard Bank of South Africa     None
                                                    Limited

/s/               Spain                             Banca Santander, S.A.             Servicio de Compensacion y Liquidacion
                                                                                      de Valores (SCLV);

                                                                                      Banco de Espana, Anotaciones en Cuenta

/s/               Sri Lanka                         The Hongkong and Shanghai         The Central Depository System (Pvt)
                                                    Banking Corporation Limited       Limited

/s/               Sweden                            Skandinaviska Enskilda Banken     Vardepapperscentralen - The Swedish
                                                                                      Securities Register Center (VPC)

/s/               Switzerland                       Union Bank of Switzerland         Schweizerische Effekten - Giro AG (SEGA)

/s/               Taiwan                            Central Trust of China            the Taiwan Securities Central
                                                                                      Depository Company, Ltd. (TSCD)

/s/               Thailand                          Standard Chartered Bank           The Share Depository Center (SDC)

/s/               Turkey                            Citibank, N.A.                    Istanbul Stock Exchange Settlement and
                                                                                      Custody Co., Inc. (I.M.K.B. Takas ve
                                                                                      Saklama A.S.)

/s/               United Kingdom                    State Street Bank and Trust       None;
                                                    Company
                                                                                      The Bank of England, The Central Gilts
                                                                                      Office (CGO); The Central Moneymarkets
                                                                                      Office (CMO)
/s/               Uruguay                           Citibank, N.A.                    None

/s/               Venezuela                         Citibank, N.A.                    None

/s/               Zambia                            Barclays Bank of Zambia Limited   None

/s/               Zimbabwe                          Barclays Bank of Zimbabwe         None
                                                    Limited

/s/               Euroclear / State Street London Limited

/s/               Cedel / State Street London Limited

Certified by:

/s/ Alan M. Lewis, Trustee                  12/15/94
-----------------------------------         ------------------------------------
Fund's Authorized Officer                   Date
Secretary of all Funds listed
on Appendix A

                                                                      APPENDIX A

Elfun Trusts
Elfun Global Fund
Elfun Diversified Fund
Elfun Tax-Exempt Income Fund
Elfun Income Fund
Elfun Money Market Fund
General Electric S&S Long-Term Interest Fund
General Electric S&S Program Mutual Fund